Exhibit 3.157
CHARTER
OF
LEXINGTON HOSPITAL CORPORATION
The undersigned person, having capacity to contract and acting as the incorporator of a corporation for profit under the Tennessee Business Corporation Act, hereby adopts the following Charter for such corporation:
1. The name of the corporation is: Lexington Hospital Corporation.
2. The corporation’s initial registered office is located at 2908 Poston Avenue, Nashville, Tennessee 37203, County of Davidson. The initial registered agent at that office is Corporation Service Company.
3. The name and address of the incorporator is Kimberly A: Wright, Suite 400, 155 Franklin Road, Brentwood, Tennessee 37027.
4. The address of the principal office of the corporation shall be Suite 400, 155 Franklin Road, Brentwood, Tennessee 37027.
5. The corporation is for profit.
6. The corporation is authorized to issue one thousand (1,000) shares of common stock, no par value.
7. The business and affairs of the corporation shall be managed by a Board of Directors:
a. The number of directors and their term shall be specified in the Bylaws of the corporation;
b. Whenever the Board of Directors is required or permitted to take any action by vote, such action may be taken without a meeting on written consent setting forth the action so taken, signed by all of the directors, indicating each signing director’s vote or abstention. The affirmative vote of the number of directors that would be necessary to authorize or to take such action at a meeting is an act of the Board of Directors;
c. Any or all of the directors may be removed with cause by a majority vote of the entire Board of Directors.
8. To the fullest extent permitted by the Tennessee Business Corporation Act as the same may be amended from time to time, a director, officer or incorporator of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty in such capacity. If the Tennessee Business Corporation Act is amended, after approval by the shareholders of this provision, to authorize corporate action further eliminating or limiting the personal liability of a director, officer or incorporator then the liability of a director, officer or incorporator of the corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Business Corporation Act, as so amended from time to time. Any repeal or modification of this Section 8 by the shareholders of the corporation shall not adversely affect any right or protection of a director, officer or incorporator of the corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.
9. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil criminal, administrative or investigative and whether formal or informal (hereafter a “proceeding”), by reason of the fact that he or she is or was a director, officer or incorporator of the corporation or is or was serving at the request of the corporation as a director, officer, manager or incorporator of another corporation or as a partner or trustee of a partnership, joint venture, limited liability company, trust or other enterprise. Including service with respect to employee benefit plans (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, manager or incorporator or in any other capacity while serving as a director, officer, manager or incorporator, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Tennessee Business Corporation Act, as the same may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including but not limited to counsel fees, judgments, fines, ERISA, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, manager or incorporator and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Section 9 shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided however, that an advancement of expenses incurred by an Indemnitee shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 9 or otherwise, the Indemnitee furnishes the corporation with a written affirmation of his or her good faith belief that he or she has met the standards for indemnification under the Tennessee Business Corporation Act, and a determination is made that the facts then known to those making the determination would not preclude indemnification.
The corporation may indemnify and advance expenses to an officer, employee or agent who is not a director to the same extent as to a director by specific action of the corporation’s Board of Directors or by contract.
The rights to indemnification and to the advancement of expenses conferred in this Section 9 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, this Charter, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, and the corporation is hereby permitted to grant additional rights to indemnification and advancement of expenses, to the fullest extent permitted by law, by resolution of directors, or an agreement providing for such rights.

The corporation may maintain insurance, at its expense, to protect itself and any director, officer, manager, employee or agent of the corporation or of another corporation, partnership, joint venture, limited liability company, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Tennessee Business Corporation Act.
Dated this 28th day of October, 2002.
/s/ Kimberly A. Wright
Kimberly A. Wright, Incorporator

Nashville, TN 37243
For Office Use Only
APPLICATION FOR
REGISTRATION OF
ASSUMED CORPORATE
NAME
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Lexington Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name:
4. The assumed corporate name the corporation proposes to use is
Henderson County Community Hospital
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act]
Signature Date November 20, 2002
Name of Corporation Lexington Hospital Corporation
Signer’s Capacity Assistant Secretary
Signature /s/ Kimberly A. Wright
Kimberly A. Wright
Name (typed or printed)

APPLICATION FOR
REGISTRATION OF
ASSUMED CORPORATE
NAME
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Lexington Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Community Home Health Agency
NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date 12-31-02
Name of Corporation Lexington Hospital Corporation
Signer’s Capacity Assistant Secretary
/s/ Sherry A. Connelly
Name (typed or printed) Sherry A. Connelly

APPLICATION FOR
REGISTRATION OF
ASSUMED CORPORATE
NAME
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Lexington Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Ambulance Service of Lexington
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date 12-31-02
Name of Corporation Lexington Hospital Corporation
Signer’s Capacity Assistant Secretary
/s/ Sherry A. Connelly
Name (typed or printed) Sherry A. Connelly

CHANGE OF REGISTERED
AGENT/OFFICE
(BY CORPORATION)
For Office Use Only
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is Lexington Hospital Corporation
2. The street address of its current registered office is 2908 Poston Avenue, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located 1900 Church Street, Suite 400, Nashville, TN 37203
4. The name of the current registered agent is Corporation Service Company
5. If the current registered agent is to be changed, the name of the new registered agent is National Registered Agents, Inc.
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Lexington Hospital Corporation
Signature Date 10-22-03
Name of Corporation LEXINGTON HOSPITAL CORPORATION
Signer’s Capacity Asst. Sec.
Signature /s/ Kimberly A. Wright
Kimberly A. Wright

APPLICATION FOR
CANCELLATION OF
ASSUMED CORPORATE
NAME
Pursuant to the provisions of Section 48-14-101(e) of the Tennessee Business Corporation Act or Section 48-54-101(e) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Lexington Hospital Corporation
2. The state of country of incorporation is Tennessee
3. The corporation intends to cease transacting business under an assumed corporate name by canceling it.
The assumed corporate name to be cancelled is Community Home Health Agency.
Signature Date July 9, 2004
Name of Corporation Lexington Hospital Corporation
Signer’s Capacity: Assistant Secretary
Signature /s/ Robin J. Keck
Name (typed or printed) Robin J. Keck

CHANGE OF REGISTERED
AGENT/OFFICE
(BY CORPORATION)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1 The name of the corporation is Lexington Hospital Corporation
2. The street address of its current registered office is 1900 Church Street, Suite 400, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located c/o Henderson County Community Hospital, 200 West Church Street, Lexington (Henderson County), TN 38351
4: The name of the current registered agent is National Registered Agents, Inc.
5. If the current registered agent is to be changed, the name of the new registered agent is Don McElroy, CEO
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature Date 9-8-04
Name of Corporation Lexington Hospital Corporation
Signer’s Capacity Assistant Secretary
Signature: /s/ Robin J. Keck
Name (typed or printed) Robin J. Keck

CHANGE OF REGISTERED
AGENT/OFFICE
(BY CORPORATION)
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1 The name of the corporation is Lexington Hospital Corporation
2. The street address of its current registered office is c/o Henderson County Community Hospital, 200 West Church Street, Lexington (Henderson County), TN 38351
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is N/A
4: The name of the current registered agent is Don McElroy, CEO
5. If the current registered agent is to be changed, the name of the new registered agent is Holly Fowler, CEO
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature Date May 27, 2005
Name of Corporation Lexington Hospital Corporation
Signer’s Capacity Assistant Secretary
Signature: /s/ Robin J. Keck
Name (typed or printed) Robin J. Keck

CORPORATION ANNUAL REPORT
THIS REPORT IS DUE ON OR BEFORE 04/01/06
SECRETARY OF STATE CONTROL NUMBER 0435830
(2A) NAME AND MAILING ADDRESS OF CORPORATION
LEXINGTON HOSPITAL CORPORATION
155 FRANKLIN RD
STE 400
BRENTWOOD, TN 37027
D 010/29/2002 FOR PROFIT
(2B) STATE OR COUNTRY OF INCORPORATION
TENNESSEE
(2C) ADD OR CHANGE MAILING ADDRESS:
7100 COMMERCE WAY SUITE 100
BRENTWOOD, TN 37027
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE
155 FRANKLIN ROAD, STE 400, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:
7100 COMMERCE WAY SUITE 100, BRENTWOOD, TN 37027
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS
(ATTACH ADDITIONAL SHEET IF NECESSARY )
SEE ATTACHED LIST
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE) (ATTACH ADDITIONAL SHEET IF NECESSARY)
☐ SAME AS ABOVE ☐ NONE
OR LISTED BELOW

SEE ATTACHED LIST
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS: HOLLY FOWLER, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS
C/O HENDERSON CO COMM, 200 WEST CHURCH ST, LEXINGTON, TN 38351
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.
(I). CHANGE OF REGISTERED AGENT:
(II) CHANGE OF REGISTERED OFFICE:
(7) A THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX: ☐ PUBLIC ☐ MUTUAL
B IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK ☐ RELIGIOUS
(B) SIGNATURE /s/ Robin J. Keck
(9) DATE 3-15-05
(10) Type Print Name of Signer: Robin J. Keck
(11) TITLE OF SIGNER: Assistant Secretary
**THIS REPORT MUST BE DATED AND SIGNED**
CONTINUED ON BACK

LEXINGTON HOSPITAL CORPORATION
DIRECTORS
William S. Hussey
W. Larry Cash
Rachel A. Seifert
OFFICERS
William S. Hussey-President
W. Larry Cash-Exec VP/CFO
Rachel A. Seifert-SVP/Sec/Gen Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkins — SVP, Acquisitions and Development
James W. Doucette-VP, Finance and Treasurer
T. Mark Buford-VP/Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual. & Resource Management
Terry H. Hendon — VP, Acquisitions & Dev.
Robert 0. Horrar — VP, Business Development
Larry Carlton-VP, Revenue Management
Tim G. Marlette — VP, Materials Management
Kathie G. Thomas — VP, Home Health Services
Gerald A. Weissman — VP, Medical Staff Development
J. Gary Seay — VP and CIO
Sherry A. Mori-Asst. Sec
Robin J. Keck — Asst. Sec

ADDRESS FOR ALL OFFICERS & DIRECTORS: 7100 COMMERCE WAY SUITE 100, BRENTWOOD, TN 37027

CORPORATION ANNUAL REPORT
THIS REPORT IS DUE ON OR BEFORE 04/01/07
SECRETARY OF STATE CONTROL NUMBER 0435830
(2A) NAME AND MAILING ADDRESS OF CORPORATION
LAKEWAY HOSPITAL CORPORATION
7100 COMMERCE WAY
SUITE 100
BRENTWOOD, TN 37027
D 10/29/2002 FOR PROFIT
(2B) STATE OR COUNTRY OF INCORPORATION
TENNESSEE
(2C) ADD OR CHANGE MAILING ADDRESS:
4000 MERIDIAN BLVD.
FRANKLIN, TN 37067
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE
7100 COMMERCE WAY, SUITE 100, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:
4000 MERIDIAN BLVD., FRANKLIN, TN 37067
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS
(ATTACH ADDITIONAL SHEET IF NECESSARY )
SEE ATTACHED LIST
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE) (ATTACH ADDITIONAL SHEET IF NECESSARY)
☐ SAME AS ABOVE ☐ NONE
OR LISTED BELOW

SEE ATTACHED LIST
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS: HOLLY FOWLER, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS
C/O HENDERSON CO COMM. 200 WEST CHURCH ST., LEXINGTON, TN 38351
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.
(I). CHANGE OF REGISTERED AGENT:
(II) CHANGE OF REGISTERED OFFICE:
(7) A THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX: ☐ PUBLIC ☐ MUTUAL
B IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK ☐ RELIGIOUS
SIGNATURE /s/ Robin J. Keck
(9) DATE 3-5-07
Type Print Name of Signer: Robin J. Keck
TITLE OF SIGNER: Assistant Secretary
**THIS REPORT MUST BE DATED AND SIGNED**

LEXINGTON HOSPITAL CORPORATION
DIRECTORS:
William S. Hussey
W. Larry Cash
Rachel A. Seifert
OFFICERS:
William S. Hussey-President
W. Larry Cash-Exec VP/CFO
Rachel A. Seifert-SVP/Sec/Gen Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkins - SVP, Acquisitions and Development
James W. Doucette-VP, Finance and Treasurer
T. Mark Buford-VP/Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual. & Resource Management
J. Gary Seay-VP & CIO
Gerald A. Weissman-VP, Medical Staff Development
Terry H. Hendon – VP, Acquisitions & Dev.
Robert 0. Horrar - VP, Business Development
Larry Carlton-VP, Revenue Management
Tim G. Marlette – VP, Materials Mgmt.
Kathie G. Thomas – VP, Home Health Services
Sherry A. Mori-Asst. Sec
Robin J. Keck – Asst. Sec
Address for all officers and directors: 4000 Merdidian Bivd., Franklin, TN 37067